UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 22, 2012

Uranium Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, TX	75067
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(972) 219-3330
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

Uranium Resources, Inc., a Delaware corporation (“URI”) has scheduled August 29, 2012 as the date for its upcoming special meeting of stockholders and set the close of business on July 23, 2012 as the record date for stockholders entitled to receive notice of and to vote at that meeting.  As previously announced, on March 1, 2012, URI and URI Merger Corporation, a Nevada corporation and an indirect wholly-owned subsidiary of URI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Neutron Energy, Inc., a Nevada corporation (“Neutron”).  Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into Neutron (the “Merger”), with Neutron continuing as the surviving corporation and becoming an indirect wholly-owned subsidiary of URI, in exchange for shares of URI common stock.  At the special meeting, URI stockholders will vote on, among other items, the proposal to approve the issuance of URI common stock in connection with the Merger.

In addition to URI stockholder approval, the Merger is subject to the registration statement including the joint proxy statement/prospectus filed with the Securities and Exchange Commission being declared effective, approval and adoption of the Merger and the Merger Agreement by Neutron stockholders, as well as other customary closing conditions.

Additional Info:

In connection with the Merger, URI has filed a registration statement on Form S-4, which contains a joint proxy statement/prospectus and other relevant documents, with the Securities and Exchange Commission (the “SEC”).  Stockholders are urged to read the registration statement and joint proxy statement/prospectus, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  The registration statement and joint proxy statement/prospectus, as well as other filings containing information about URI and Neutron, can be obtained without charge at the SEC’s website (http://www.sec.gov) or by directing a request to URI:  Deborah K. Pawlowski, 716.843.3908, dpawlowski@keiadvisors.com.

URI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of URI in connection with the proposed transaction.  Information about the directors and executive officers of URI is set forth in the proxy statement for URI’s 2012 annual meeting of stockholders, as filed with the SEC on April 30, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction.  Investors may obtain free copies of these documents as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uranium Resources, Inc.

Dated:	June 22, 2012	By:	/s/ Thomas H. Ehrlich
Name: Thomas H. Ehrlich
Title: Vice President and Chief Financial Officer